HAMILTON LANE INCORPORATED REPORTS STRONG FIRST QUARTER FISCAL 2020 RESULTS,
GROWING ASSETS UNDER MANAGEMENT BY 13%, GROWING MANAGEMENT & ADVISORY FEES BY 19% AND ANNOUNCING LAUNCH OF FIRST EVERGREEN PRODUCT

BALA CYNWYD, PENN. – August 6, 2019 – Leading private markets asset management firm Hamilton Lane Incorporated (NASDAQ: HLNE) today reported its results for the first fiscal quarter ended June 30, 2019.

FIRST QUARTER FISCAL 2020 HIGHLIGHTS

•
Assets under management – Total assets under management of approximately $64 billion grew 13% relative to the prior year period. Fee-earning assets under management increased 14% to approximately $35 billion.

•	Revenue – Management and advisory fees increased 19% to approximately $61 million relative to the prior year period, due to growth across core offerings. Total revenues increased 2% to $65 million.

•	Carried Interest – Relative to the prior year period, unrealized carried interest balance grew 25%, while the number of vehicles in an unrealized carry position grew to 60.

•	Earnings per share – GAAP earnings per share was $0.42 on over $11 million of GAAP net income for the first fiscal quarter of 2020.

•
Dividend – Declared a quarterly dividend of $0.275 per share of Class A common stock to record holders at the close of business on September 16, 2019 that will be paid on October 4, 2019. The target full-year dividend of $1.10 represents a 29% increase from the prior fiscal year dividend.

•	Evergreen Fund – Launched a new product for high-net-worth investors, providing access to the private markets via a semi-liquid structure.

Hamilton Lane issued a full detailed presentation of its first quarter fiscal 2020 results, which can be accessed by clicking here.

Hamilton Lane CEO Mario Giannini commented: “We are pleased to report another strong quarter of results. Our growth continues to be diversified by geography as well as type and size of investor, and comes from a combination of re-ups from existing clients, new clients, growth within our existing funds and new specialized funds.”

Conference Call
Hamilton Lane will discuss fiscal first quarter 2020 results in a webcast and conference call today, Tuesday, August 6, 2019, at 11:00 a.m. Eastern Time. The call will be broadcast live via a webcast, which may be accessed on Hamilton Lane’s Investor Relations website. The call may also be accessed by dialing (833) 231-8267 inside the U.S., or (647) 689-4112 for international callers. The conference ID is 8688684.

A replay of the webcast will be available approximately two hours after the live broadcast for a period of one year and can be accessed in the same manner as the live webcast at the Hamilton Lane Investor Relations website.

About Hamilton Lane
Hamilton Lane (NASDAQ: HLNE) is a leading alternative investment management firm providing innovative private markets solutions to sophisticated investors around the world. Dedicated to private markets investing for 27 years, the firm currently employs approximately 375 professionals operating in offices throughout North America, Europe, Asia-Pacific, Latin America and the Middle East. With approximately $473 billion in total assets under management and supervision as of June 30, 2019, Hamilton Lane offers a full range of investment products and services that enable clients to participate in the private markets asset class on a global and customized basis. For more information, please visit www.hamiltonlane.com or follow Hamilton Lane on Twitter: @hamilton_lane.

Forward-Looking Statements
Some of the statements in this release may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. Words such as “will,” “expect,” “believe,” “estimate,” “continue,” “anticipate,” “intend,” “plan” and similar expressions are intended to identify these forward-looking statements. Forward-looking statements discuss management’s current expectations and projections relating to our financial position, results of operations, plans, objectives, future performance and business. All forward-looking statements are subject to known and unknown risks, uncertainties and other important factors that may cause actual results to be materially different, including risks relating to our ability to manage growth, fund performance, changes in our regulatory environment and tax status; market conditions generally; our ability to access suitable investment opportunities for our clients; our ability to maintain our fee structure; our ability to attract and retain key employees; our ability to manage our obligations under our debt agreements; defaults by clients and third-party investors on their obligations to us; our ability to comply with investment guidelines set by our clients; and our ability to receive distributions from Hamilton Lane Advisors, L.L.C. to fund our payment of dividends, taxes and other expenses.

The foregoing list of factors is not exhaustive.  For more information regarding these risks and uncertainties as well as additional risks that we face, you should refer to the “Risk Factors” detailed in Part I, Item 1A of our Annual Report on Form 10-K for the fiscal year ended March 31, 2019 and in our subsequent reports filed from time to time with the Securities and Exchange Commission. The forward-looking statements included in this release are made only as of the date hereof. We undertake no obligation to update or revise any forward-looking statement as a result of new information or future events, except as otherwise required by law.

Investor Contact
John Oh
joh@hamiltonlane.com
+1 610 617 6026

Media Contact
Kate McGann
kmcgann@hamiltonlane.com
+1 212 752 7853

Fiscal Year 2020 First Quarter Results Earnings Presentation - August 6, 2019 Hamilton Lane l Global Leader in the Private Markets Page 1

Today's Speakers Mario Giannini Erik Hirsch Randy Stilman Chief Executive Officer Vice Chairman Chief Financial Officer Hamilton Lane l Global Leader in the Private Markets Page 2

Period Highlights

Business Performance

- Assets under management and fee-earning assets under management were approximately $64 billion and $35 billion, respectively, as of June 30, 2019, increases of 13% and 14% respectively, compared to June 30, 2018
- Management and advisory fees have increased 19% compared to June 30, 2018

Financial Results

USD in millions except per share amounts	Q1 FY20	vs. Q1 FY19	vs. Q4 FY19
Management and advisory fees	$60.6	19 %	5 %
GAAP net income	$11.4	29 %	41 %
GAAP EPS	$0.42	8 %	35 %
Non-GAAP EPS[1]	$0.45	18 %	25 %
Fee Related Earnings[1]	$24.8	19 %	3 %
Adjusted EBITDA[1]	$29.7	(2)%	(5)%

Dividend

- Declared a quarterly dividend of $0.275 per share of Class A common stock to record holders at the close of business on September 16, 2019

New Office Opening

- Announced the expansion of presence in North America and opened an office in Toronto, Canada. Toronto represents our 16th location worldwide

[1]Non-GAAP earnings per share, Fee Related Earnings and Adjusted EBITDA are non-GAAP financial measures. For the reconciliations of our non-GAAP financial measures to the most directly comparable GAAP financial measures and for the reasons we believe the non-GAAP measures provide useful information, see pages 21 and 22 of this presentation.

Hamilton Lane I Global Leader in the Private Markets

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Growing Asset Footprint & Influence $473B AUM & AUA Total Assets Under Management/Advisement ($B)1 $500 $64 Q-o-Q Growth $59 AUM: 5% $50 AUA: (3)% $400 $410 $ 409 $40 CAGR: 20% $374 $300 $292 $35 $32 $200 $24 $30 $205 $22 $189 $147 $16 $147 $19 $129 $100 $11 $13 $95 $7 $79 $81 $6 $77 $51 $36 $0 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 06/30/19 Total AUA Total AUM 1Data as of calendar year end 12/31 unless otherwise noted. Numbers may not tie due to rounding. Hamilton Lane l Global Leader in the Private Markets Page 4

Fee-Earning AUM Driving Revenues Fee-Earning AUM growth continues and annual fee rates are stable Total Fee-Earning Assets Under Management ($B) 1 2 .56% .57% .56% .55% .54% .57% $40 $35 $35 $$3433 $31 CAGR: 11% $31 $30 $27 $12 $11 $10 $25 $24 $10 $22$21 $9 $20 $7 $5 $15 $22 $23 $10 $21 $20 $18 $16 $17 $5 $0 Mar-15 Mar-16 Mar-17 Mar-18 Mar-19 Jun-18 Jun-19 *Numbers may not tie due to rounding 1Reflects retroactive fees of $0.5M from latest co-investment fund Customized Separate Accounts Specialized Funds 2Reflects retroactive fees of $2.8M from latest co-investment fund Total Management Fee Revenues as a % of Average FEAUM Y-o-Y Drivers of Growth Customized Separate Accounts: Specialized Funds: • New client wins • Closed 4th co-investment fund and credit-oriented • Client re-ups (2019 series) fund • Fundraising 5th secondary fund, credit-oriented (2020 series) fund, evergreen fund and fund-of-funds Hamilton Lane l Global Leader in the Private Markets Page 5

AUM & AUA Drivers AUM AUA Customized Specialized Advisory Separate Accounts Funds Services Diverse mix of existing and Select funds in market: Typically larger clients with wide- prospective clients seeking ranging mandates which include • Secondary fund to further establish technology-driven reporting, monitoring and analytics services, relationships with Hamilton • Credit-oriented fund consulting services; opportunity Lane • Evergreen fund set continues to be robust • $2.3B in FEAUM added in the • FEAUM added during Q1 • 3% advisory and reporting fee last 12 months FY20: growth year-over-year • +70% of our gross ◦ Co-investment fund: $226M contributions during the last ◦ Secondary fund: $699M 12 months came from existing clients Hamilton Lane l Global Leader in the Private Markets Page 6

Financial Highlights Hamilton Lane l Global Leader in the Private Markets Page 7

Consolidated Revenue

Strong revenue growth across management and advisory fees

Management and Advisory Fees

YTD


Y-o-Y Growth: 19%
USD in Millions
$51
$61
Q1 FY19
Q1 FY20

Long-Term Growth


CAGR: 11%
USD in Millions
$130
$218
FY14
FY19

- Represented an average of just under 90% of total revenues over the past five fiscal years
- Y-o-Y increase of 19%
- $2.8M in retroactive fees from our latest co-investment fund in the quarter compared to $0.5M in the prior year period

Incentive Fees

YTD


Y-o-Y Growth: (67)%
USD in Millions
$12
$4
Q1 FY19
Q1 FY20

Long-Term Growth


CAGR: 30%
USD in Millions
$9
$34
FY14
FY19

- Incentive fees derived from a highly diversified pool of assets and funds
- Allocated carried interest of $366M as of 6/30/19 diversified across 3,000+ assets and 60 funds

Total Revenues

YTD


Y-o-Y Growth: 2%
USD in Millions
$63
$65
Q1 FY19
Q1 FY20

Long-Term Growth


CAGR: 13%
USD in Millions
$140
$252
FY14
FY19

- Total revenues increased by 2%, driven by recurring management and advisory fee growth across core offerings

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Unrealized Carried Interest Unrealized Carried Interest Unrealized Carry by Age 60 60 $400 > 12 years $350 6% 50 45 < 5 years 41 $300 8-12 years 27% 40 s n 24% $250 s o i l e l l i c M i 30 $200 h n $366 i e D V $293 $150 S 20 $266 U $100 10 5-8 years $50 43% 0 $0 Jun-17 Jun-18 Jun-19 Period Ending Vehicles in Unrealized Carry Position Unrealized Carried Interest Hamilton Lane l Global Leader in the Private Markets Page 9

Consolidated Earnings

Profitability stable and growing

Net Income Attributable to HLI

YTD


Y-o-Y Growth: 29%
USD in Millions
$9
$11
Q1 FY19
Q1 FY20

Long-Term Growth


USD in Millions
N/A[1]
$34
FY14
FY19

- $11M in net income attributable to HLI for the quarter

Adjusted EBITDA[2]

YTD


Y-o-Y Growth: (2)%
USD in Millions
$30
$30
Q1 FY19
Q1 FY20

Long-Term Growth


CAGR: 13%
USD in Millions
$64
$118
FY14
FY19

- Y-o-Y decline of 2% due to the Y-o-Y decrease in realized incentive fees

Fee Related Earnings[2]

YTD


Y-o-Y Growth: 19%
USD in Millions
$21
$25
Q1 FY19
Q1 FY20

Long-Term Growth


CAGR: 11%
USD in Millions
$54
$90
FY14
FY19

- Y-o-Y growth of 19%
- Long-term double digit growth in Fee Related Earnings

[1]Prior to our IPO, HLI was a wholly-owned subsidiary of HLA with no operations or assets.
[2]Adjusted EBITDA and Fee Related Earnings are non-GAAP financial measures. For the reconciliations of our non-GAAP financial measures to the most directly comparable GAAP financial measures and for the reasons we believe the non-GAAP measures provide useful information, see pages 21 and 22 of this presentation.

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Other Key Items Strong balance sheet with investments in our own products and a modest amount of leverage... Investments $175 • For 6/30/19, the total investment balance consisted of: $150 $168 ◦ ~$144M in equity method investments in our s $154 n $125 o $137 i l funds l i $100 $120 M $103 $103 n i $75 D ◦ ~$24M in technology related and other S $50 U $25 investments $0 Mar-15 Mar-16 Mar-17 Mar-18 Mar-19 Jun-19 Leverage $100 s $80 n $84 • $70.0M of debt as of 6/30/19 o i l l i $60 $71 $70 M n i $40 D S U $20 $0 Jun-18 Mar-19 Jun-19 Hamilton Lane l Global Leader in the Private Markets Page 11

Fiscal Year 2020 First Quarter Results Earnings Presentation - August 6, 2019 Hamilton Lane l Global Leader in the Private Markets Page 12

Appendix Hamilton Lane l Global Leader in the Private Markets Page 13

Condensed Consolidated Statements of Income (Unaudited) Three Months Ended (Dollars in thousands except share and per share amounts) June 30, 2018 March 31, 2019 June 30, 2019 YoY Change % QoQ Change % Revenues Management and advisory fees $50,979 $57,929 $60,551 19% 5 % Incentive fees 12,383 9,059 4,135 (67)% (54)% Total Revenues 63,362 66,988 64,686 2% (3)% Expenses Compensation and benefits 26,622 24,483 23,646 (11)% (3)% General, administrative and other 11,048 13,577 14,047 27% 3 % Total expenses 37,670 38,060 37,693 0% (1)% Other income (expense) Equity in (loss) income of investees (114) (2,894) 6,213 N/A N/A Interest expense (765) (779) (817) 7% 5 % Interest income 42 88 280 567% 218 % Non-operating loss (135) (36) (879) 551% 2,342 % Total other (expense) income (972) (3,621) 4,797 N/A N/A Income before income taxes 24,720 25,307 31,790 29% 26 % Income tax expense 1,617 4,900 4,337 168% (11)% Net income 23,103 20,407 27,453 19% 35 % Less: (Loss) income attributable to non-controlling interests in general partnerships (120) (511) 504 N/A N/A Less: Income attributable to non-controlling interests in Hamilton Lane Advisors, L.L.C. 14,378 12,870 15,568 8% 21 % Net income attributable to Hamilton Lane Incorporated $8,845 $8,048 $11,381 29% 41 % Basic earnings per share of Class A common stock $0.40 $0.32 $0.43 8% 34 % Diluted earnings per share of Class A Common stock $0.39 $0.31 $0.42 8% 35 % Weighted-average shares of Class A common stock outstanding - basic 22,248,547 25,386,382 26,706,719 Weighted-average shares of Class A common stock outstanding - diluted 22,773,487 25,852,163 27,041,981 Hamilton Lane l Global Leader in the Private Markets Page 14

Non-GAAP Financial Measures

(Dollars in thousands except share and per share amounts)	Three Months Ended June 30, 2018	Three Months Ended March 31, 2019	Three Months Ended June 30, 2019	YoY Change %	QoQ Change %
Adjusted EBITDA[1]					
Management and advisory fees	$50,979	$57,929	$60,551	19 %	5 %
Total expenses	37,670	38,060	37,693	0 %	(1)%
Less:					
Incentive fee related compensation[2]	(4,727)	(4,267)	(1,917)	(59)%	(55)%
Contingent compensation related to acquisition	(2,773)	—	—	(100)%	N/A
Management fee related expenses	30,170	33,793	35,776	19 %	6 %
Fee Related Earnings	**$20,809**	**$24,136**	**$24,775**	**19 %**	**3 %**
Incentive fees[3]	12,383	9,059	4,135	(67)%	(54)%
Incentive fees attributable to non-controlling interests[3]	(211)	(74)	(99)	(53)%	34 %
Incentive fee related compensation[2]	(4,727)	(4,267)	(1,917)	(59)%	(55)%
Interest income	42	88	280	567 %	218 %
Equity-based compensation	1,587	1,604	1,727	9 %	8 %
Depreciation and amortization	510	741	802	57 %	8 %
Adjusted EBITDA	**$30,393**	**$31,287**	**$29,703**	**(2)%**	**(5)%**
Adjusted EBITDA margin	**48%**	**47%**	**46%**		
Non-GAAP earnings per share[1]					
Net income attributable to Hamilton Lane Incorporated	**$ 8,845**	**$ 8,048**	**$ 11,381**	**29 %**	**41 %**
Income attributable to non-controlling interests in Hamilton Lane Advisors, L.L.C.	14,378	12,870	15,568	8 %	21 %
Income tax expense	1,617	4,900	4,337	168 %	(11)%
Contingent compensation related to acquisition	2,773	—	—	(100)%	N/A
Adjusted pre-tax net income	**27,613**	**25,818**	**31,286**	**13 %**	**21 %**
Adjusted income taxes[4]	(7,458)	(6,387)	(7,446)	0 %	17 %
Adjusted net income	**$20,155**	**$19,431**	**$23,840**	**18 %**	**23 %**
Adjusted shares outstanding[5]	**53,377,470**	**53,392,233**	**53,462,608**		
Non-GAAP earnings per share	**$0.38**	**$0.36**	**$0.45**		

[1] Adjusted EBITDA and Non-GAAP earnings per share are non-GAAP financial measures. For the reconciliations of our non-GAAP financial measures to the most directly comparable GAAP financial measures, see page 21.
[2] Incentive fee related compensation includes incentive fee compensation expense, bonus and other revenue sharing related to carried interest that is classified as base compensation. Incentive fee related compensation for the three months ended June 30, 2018 excludes compensation expense related to the recognition of incentive fees included in net income from one of our co-investment funds of $2.5 million as the related incentive fee compensation was recognized in fiscal 2016.
[3] Incentive fees for the three months ended June 30, 2018 included $2.7 million of non-cash carried interest. Of the $2.7 million, $2.5 million is included in net income and $0.2 million is attributable to non-controlling interests.
[4] Represents corporate income taxes at our estimated statutory tax rate of 23.8% for the three month period ended June 30, 2019 and 27.0% for the three month period ended June 30, 2018 applied to adjusted pre-tax net income. The 23.8% is based on a federal tax statutory rate of 21.0% and a combined state income tax rate net of federal benefits of 2.8%. The 27.0% is based on a federal tax statutory rate of 21.0% and a combined state income tax rate net of federal benefits of 6.0%.
[5] Assumes the full exchange of Class B and Class C units in HLA for Class A common stock of HLI pursuant to the exchange agreement.

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Management and Advisory Fees Three Months Ended (Dollars in thousands) June 30, 2018 March 31, 2019 June 30, 2019 YoY % Change QoQ % Change Management and advisory fees Customized separate accounts $20,387 $22,158 $21,963 8% (1)% Specialized funds 21,015 25,892 26,959 28% 4 % Advisory, reporting and other 8,159 8,275 8,415 3% 2 % Distribution management 1,088 752 1,359 25% 81 % Fund reimbursement revenue 330 852 1,855 462% 118 % Total management and advisory fees $50,979 $57,929 $60,551 19% 5 % Other: 3% Advisory and reporting: 15% Customized separate Three Months accounts: 39% Ended June 30, 2019 Specialized funds: 43% Hamilton Lane l Global Leader in the Private Markets Page 16

Incentive Fees Three Months Ended (Dollars in thousands) June 30, 2018 March 31, 2019 June 30, 2019 YoY % Change QoQ % Change Incentive fees Secondary Fund II $441 $204 $166 (62)% (19)% Co-investment Fund II 5,158 1,790 2,324 (55)% 30 % Other specialized funds 126 5,657 149 18% (97)% Customized separate accounts 6,658 1,408 1,496 (78)% 6 % Incentive fees $12,383 $9,059 $4,135 (67)% (54)% June 30, 2018 March 31, 2019 June 30, 2019 YoY % Change QoQ % Change Allocated carried interest Secondary Fund II $5,798 $3,874 $4,314 (26)% 11% Secondary Fund III 36,592 36,697 38,430 5% 5% Secondary Fund IV 20,778 30,587 34,770 67% 14% Co-investment Fund II 61,327 54,374 57,505 (6)% 6% Co-investment Fund III 32,924 39,435 50,314 53% 28% Co-investment Fund IV — 746 1,573 N/A 111% Other specialized funds 33,391 40,204 50,762 52% 26% Customized separate accounts 102,083 120,549 128,231 26% 6% Total allocated carried interest $292,893 $326,466 $365,899 25% 12% Hamilton Lane l Global Leader in the Private Markets Page 17

Assets Under Management (Dollars in thousands) June 30, 2018 March 31, 2019 June 30, 2019 YoY % Change QoQ % Change Assets under management / advisement Assets under management $56,684 $61,130 $64,304 13% 5 % Assets under advisement 414,796 422,475 408,957 (1)% (3)% Total assets under management /advisement $471,480 $483,605 $473,261 0% (2)% Fee-earning assets under management Customized separate accounts Balance, beginning of period $20,931 $21,211 $22,160 6% 4 % Contributions 1,073 1,987 829 (23)% (58)% Distributions (1,863) (977) (499) (73)% (49)% Foreign exchange, market value and other 68 (61) 21 (69)% N/A Balance, end of period $20,209 $22,160 $22,511 11% 2 % Specialized funds Balance, beginning of period $9,758 $11,023 $11,434 17% 4 % Contributions 746 587 968 30% 65 % Distributions (166) (177) (117) (30)% (34)% Foreign exchange, market value and other (5) 1 — N/A (100)% Balance, end of period $10,333 $11,434 $12,285 19% 7 % Total Balance, beginning of period $30,689 $32,234 $33,594 9% 4 % Contributions 1,819 2,574 1,797 (1)% (30)% Distributions (2,029) (1,154) (616) (70)% (47)% Foreign exchange, market value and other 63 (60) 21 (67)% N/A Balance, end of period $30,542 $33,594 $34,796 14% 4 % Hamilton Lane l Global Leader in the Private Markets Page 18

Condensed Consolidated Balance Sheets (Unaudited) (Dollars in thousands except share and per share amounts) March 31, 2019 June 30, 2019 Assets Cash and cash equivalents $49,357 $58,871 Restricted cash 2,233 2,502 Fees receivable 20,320 19,647 Prepaid expenses 4,714 4,802 Due from related parties 2,628 4,459 Furniture, fixtures and equipment, net 8,108 8,158 Lease right-of-use assets, net — 10,770 Investments 154,491 168,436 Deferred income taxes 107,726 104,822 Other assets 11,014 10,377 Total assets $360,591 $392,844 Liabilities and Equity Accounts payable $2,619 $2,749 Accrued compensation and benefits 12,216 15,690 Deferred incentive fee revenue 3,704 3,704 Debt 70,954 70,030 Accrued members' distributions 17,081 8,985 Payable to related parties pursuant to tax receivable agreement 69,636 69,772 Dividends payable 5,673 7,345 Lease liabilities — 11,661 Other liabilities (includes $16,613 and $0 at fair value) 8,986 25,073 Total liabilities 190,869 215,009 Class A common stock, $0.001 par value, 300,000,000 authorized; 27,372,901 and 27,367,477 issued and outstanding as of June 30, 2019 and March 31, 2019, respectively 27 27 Class B common stock, $0.001 par value, 50,000,000 authorized; 23,516,439 issued and outstanding as of June 30, 2019 and March 31, 2019, respectively 24 24 Accumulated other comprehensive income 7 14 Additional paid-in capital 92,482 93,543 Retained earnings 17,686 21,722 Total Hamilton Lane Incorporated stockholders' equity 110,226 115,330 Non-controlling interests in general partnerships 5,716 5,932 Non-controlling interests in Hamilton Lane Advisors, L.L.C. 53,780 56,573 Total equity 169,722 177,835 Total liabilities and equity $360,591 $392,844 Hamilton Lane l Global Leader in the Private Markets Page 19

Condensed Consolidated Statements of Cash Flows (Unaudited) Three Months Ended (Dollars in thousands) June 30, 2018 June 30, 2019 Operating activities Net income $23,103 $27,453 Adjustments to reconcile net income to net cash provided by operating activities: Depreciation and amortization 510 802 Change in deferred income taxes 583 2,904 Change in payable to related parties pursuant to tax receivable agreement 202 136 Equity-based compensation 1,587 1,727 Equity in income (loss) of investees 114 (6,213) Proceeds received from investments 2,679 2,194 Other 80 667 Changes in operating assets and liabilities 9,006 3,732 Net cash provided by operating activities 37,864 33,402 Investing activities Purchase of furniture, fixtures and equipment (1,413) (737) Purchase of other investments — (3,967) Distributions received from investments 1,960 1,861 Contributions to investments (8,641) (7,645) Net cash (used in) provided by investing activities (8,094) (10,488) Financing activities Repayments of debt (469) (938) Draw-down on revolver — 15,000 Repayment of revolver — (15,000) Secured financing — 15,750 Contributions from non-controlling interests holders 17 9 Distributions to non-controlling interest holders (454) (297) Repurchase of Class A shares for employee tax withholding (150) (17) Proceeds received from issuance of shares under Employee Share Purchase Plan — 276 Dividends paid (3,893) (5,673) Members' distributions paid (18,762) (22,245) Net cash used in financing activities (23,711) (13,135) Effect of exchange rate changes on cash and cash equivalents — 4 Increase in cash, cash equivalents, and restricted cash 6,059 9,783 Cash, cash equivalents, and restricted cash at beginning of the year 49,383 51,590 Cash, cash equivalents, and restricted cash at end of the year $55,442 $61,373 Hamilton Lane l Global Leader in the Private Markets Page 20

Non-GAAP Reconciliation

Reconciliation from Net Income (Dollars in thousands)	Year Ended March 31, 2014	Year Ended March 31, 2019	Three Months Ended June 30, 2018	Three Months Ended March 31, 2019	Three Months Ended June 30, 2019
Net income attributable to Hamilton Lane Incorporated	**$0**	**$33,573**	**$8,845**	**$8,048**	**$11,381**
Income (loss) attributable to non-controlling interests in general partnerships	4,565	564	(120)	(511)	504
Income attributable to non-controlling interests in Hamilton Lane Advisors, L.L.C.	62,462	64,860	14,378	12,870	15,568
Incentive fees[1]	(9,309)	(34,406)	(12,383)	(9,059)	(4,135)
Incentive fee related compensation[2]	4,511	14,983	4,727	4,267	1,917
Interest income	(142)	(255)	(42)	(88)	(280)
Interest expense	8,503	3,039	765	779	817
Income tax (benefit) expense	(128)	30,560	1,617	4,900	4,337
Equity in (income) loss of investees	(16,905)	(7,202)	114	2,894	(6,213)
Contingent compensation related to acquisition	–	5,100	2,773	–	–
Non-operating loss (income)	699	(20,915)	135	36	879
Fee Related Earnings	**$54,256**	**$89,901**	**$20,809**	**$24,136**	**$24,775**
Depreciation and amortization	1,853	2,500	510	741	802
Equity-based compensation	3,070	6,382	1,587	1,604	1,727
Incentive fees	9,309	34,406	12,383	9,059	4,135
Incentive fees attributable to non-controlling interests[1]	–	(725)	(211)	(74)	(99)
Incentive fee related compensation[2]	(4,511)	(14,983)	(4,727)	(4,267)	(1,917)
Interest income	142	255	42	88	280
Adjusted EBITDA	**$64,119**	**$117,736**	**$30,393**	**$31,287**	**$29,703**
Non-GAAP earnings per share reconciliation					
Net income attributable to Hamilton Lane Incorporated			**$8,845**	**$8,048**	**$11,381**
Income attributable to non-controlling interests in Hamilton Lane Advisors, L.L.C.			14,378	12,870	15,568
Income tax expense			1,617	4,900	4,337
Contingent compensation related to acquisition			2,773	–	–
Adjusted pre-tax net income			**27,613**	**25,818**	**31,286**
Adjusted income taxes[3]			(7,458)	(6,387)	(7,446)
Adjusted net income			**$20,155**	**$19,431**	**$23,840**
Weighted-average shares of Class A common stock outstanding - diluted			22,773,487	25,852,163	27,041,981
Exchange of Class B and Class C units in HLA[4]			30,603,983	27,540,070	26,420,627
Adjusted shares outstanding			**53,377,470**	**53,392,233**	**53,462,608**
Non-GAAP earnings per share			**$0.38**	**$0.36**	**$0.45**

[1] Incentive fees for the three months ended June 30, 2018 included $2.7 million of non-cash carried interest. Of the $2.7 million, $2.5 million is included in net income and $0.2 million is attributable to non-controlling interests.
[2] Incentive fee related compensation includes incentive fee compensation expense, bonus and other revenue sharing related to carried interest that is classified as base compensation. Incentive fee related compensation for the three months ended June 30, 2018 excludes compensation expense related to the recognition of incentive fees included in net income from one of our co-investment funds of $2.5 million as the related incentive fee compensation was recognized in fiscal 2016.
[3] Represents corporate income taxes at our estimated statutory tax rate of 23.8% for the three month period ended June 30, 2019 and 27.0% for the three month period ended June 30, 2018 applied to adjusted pre-tax net income. The 23.8% is based on a federal tax statutory rate of 21.0% and a combined state income tax rate net of federal benefits of 2.8%. The 27.0% is based on a federal tax statutory rate of 21.0% and a combined state income tax rate net of federal benefits of 6.0%.
[4] Assumes the full exchange of Class B and Class C units in HLA for Class A common stock of HLI pursuant to the exchange agreement.

Hamilton Lane I Global Leader in the Private Markets

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Terms Adjusted EBITDA is our primary internal measure of profitability. We believe Adjusted EBITDA is useful to investors because it enables them to better evaluate the performance of our core business across reporting periods. Adjusted EBITDA represents net income excluding (a) interest expense on our outstanding debt, (b) income tax expense, (c) depreciation and amortization expense, (d) equity-based compensation expense, (e) other non-operating income and (f) certain other significant items that we believe are not indicative of core performance. Fee Related Earnings ("FRE") is used to highlight earnings from recurring management fees. FRE represents net income excluding (a) incentive fees and related compensation, (b) interest income and expense, (c) income tax expense, (d) equity in income of investees, (e) other non-operating income and (f) certain other significant items that we believe are not indicative of our core performance. We believe FRE is useful to investors because it provides additional insight into the operating profitability of our business. FRE is presented before income taxes. Non-GAAP earnings per share measures our per-share earnings excluding certain significant items that we believe are not indicative of our core performance and assuming all Class B and Class C units in HLA were exchanged for Class A common stock in HLI. Non-GAAP earnings per share is calculated as adjusted net income divided by adjusted shared outstanding. Adjusted net income is income before taxes fully taxed at our estimated statutory tax rate. We believe Non-GAAP earnings per share is useful to investors because it enables them to better evaluate per-share operating performance across reporting periods. Our assets under management ("AUM") comprise primarily the assets associated with our customized separate accounts and specialized funds. We classify assets as AUM if we have full discretion over the investment decisions in an account. We calculate our AUM as the sum of: (1) the net asset value of our clients' and funds' underlying investments; (2) the unfunded commitments to our clients' and funds' underlying investments, and; (3) the amounts authorized for us to invest on behalf of our clients and fund investors but not committed to an underlying investment. Management fee revenue is based on a variety of factors and is not linearly correlated with AUM. However, we believe AUM is a useful metric for assessing the relative size and scope of our asset management business. Our assets under advisement ("AUA") comprise assets from clients for which we do not have full discretion to make investments in their account. We generally earn revenue on a fixed fee basis on our AUA client accounts for services including asset allocation, strategic planning, development of investment policies and guidelines, screening and recommending investments, legal negotiations, monitoring and reporting on investments and investment manager review and due diligence. Advisory fees vary by client based on the amount of annual commitments, services provided and other factors. Since we earn annual fixed fees from the majority of our AUA clients, the growth in AUA from existing accounts does not have a material impact on our revenues. However, we view AUA growth as a meaningful benefit in terms of the amount of data we are able to collect and the degree of influence we have with fund managers. Fee-earning assets under management (Fee-earning "AUM" or "FEAUM") is a metric we use to measure the assets from which we earn management fees. Our fee-earning AUM comprise assets in our customized separate accounts and specialized funds from which we derive management fees. We classify customized separate account revenue as management fees if the client is charged an asset-based fee, which includes the majority of our discretionary AUM accounts but also includes certain non-discretionary AUA accounts. Our fee-earning AUM is equal to the amount of capital commitments, net invested capital and net asset value of our customized separate accounts and specialized funds depending on the fee terms. Substantially all of our customized separate accounts and specialized funds earn fees based on commitments or net invested capital, which are not affected by market appreciation or depreciation. Therefore, revenues and fee-earning AUM are not significantly affected by changes in market value. Our calculations of fee-earning AUM may differ from the calculations of other asset managers, and as a result, this measure may not be comparable to similar measures presented by other asset managers. Our definition of fee-earning AUM is not based on any definition that is set forth in the agreements governing the customized separate accounts or specialized funds that we manage. Hamilton Lane Incorporated (or "HLI"), a Delaware corporation, was formed for the purpose of completing an initial public offering ("IPO") and related transactions ("Reorganization") in order to carry on the business of Hamilton Lane Advisors, L.L.C. ("HLA") as a publicly-traded entity. As of March 6, 2017, HLI became the sole managing member of HLA. Hamilton Lane l Global Leader in the Private Markets Page 22

Disclosures Some of the statements in this presentation may constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. Words such as "will", "expect", "believe", "estimate", "continue", "anticipate", "intend", "plan", and similar expressions are intended to identify these forward-looking statements. Forward-looking statements discuss management's current expectations and projections relating to our financial position, results of operations, plans, objectives, future performance and business. All forward-looking statements are subject to known and unknown risks, uncertainties and other important factors that may cause actual results to be materially different, including risks relating to our ability to manage growth, fund performance, changes in our regulatory environment and tax status; market conditions generally; our ability to access suitable investment opportunities for our clients; our ability to maintain our fee structure; our ability to attract and retain key employees; our ability to manage our obligations under our debt agreements; defaults by clients and third-party investors on their obligations to us; our ability to comply with investment guidelines set by our clients; and our ability to receive distributions from Hamilton Lane Advisors, L.L.C. to fund our payment of dividends, taxes and other expenses. The forgoing list of factors is not exhaustive. For more information regarding these risks and uncertainties as well as additional risks we face, you should refer to the "Risk Factors" detailed in Part I, Item 1A of our Annual Report on Form 10-K for the fiscal year ended March 31, 2019, and in our subsequent reports filed from time to time with the Securities and Exchange Commission. The forward-looking statements included in this presentation are made only as of the date presented. We undertake no obligation to update or revise any forward-looking statement as a result of new information or future events, except as otherwise required by law. As of August 6, 2019 Hamilton Lane l Global Leader in the Private Markets Page 23